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
                                                           American Legacy                                --------------------------
American Legacy(SM)                                  Shareholder's Advantage(SM)                          The Lincoln National Life
                                                              Fee Based                                        Insurance Company
                                                                                                              Fort Wayne, Indiana
                                                                                                          --------------------------
                                       Shareholder's Advantage is a variable annuity contract.
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          Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

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1a   Contract Owner   Maximum age of Contract Owner is 90.
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                                                                Social Security number/TIN [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
     --------------------------------------------------------
     Full legal name or trust name*                             Date of birth [ ][ ] [ ][ ] [ ][ ]   [ ] Male [ ] Female
                                                                               Month   Day   Year

     --------------------------------------------------------
     Street address (If PO Box, physical street address         Home telephone number [ ][ ][ ]/[ ][ ][ ]-[ ][ ][ ][ ]
     required)

     --------------------------------------------------------
     City                      State                 ZIP        Date of trust* [ ][ ] [ ][ ] [ ][ ]   Is trust revocable?*
                                                                                Month   Day   Year    [ ] Yes [ ] No

     --------------------------------------------------------
     Trustee name*                                              *This information is required for trusts.

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1b   Joint Contract Owner   Maximum age of Joint Contract Owner is 90.
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                                                                Social Security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
     --------------------------------------------------------
     Full legal name                                                                                 [ ] Male   [ ] Female
                                                                Date of birth [ ][ ] [ ][ ] [ ][ ]
                                                                               Month   Day   Year    [ ] Spouse [ ] Non-spouse

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2a   Annuitant   (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of Annuitant is 90.
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                                                                Social Security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
     --------------------------------------------------------
     Full legal name

                                                                Date of birth [ ][ ] [ ][ ] [ ][ ]   [ ] Male [ ] Female
     --------------------------------------------------------                  Month   Day   Year
     Street address
                                                                Home telephone number [ ][ ][ ]/[ ][ ][ ]-[ ][ ][ ][ ]
     --------------------------------------------------------
     City                      State                 ZIP

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2b   Contingent Annuitant   Maximum age of Contingent Annuitant is 90.
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                                                                Social Security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
     --------------------------------------------------------
     Full legal name

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3    Beneficiary(ies) of Contract Owner   (List additional Beneficiaries on separate sheet. If listing children, use full legal names.)
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                                                                                                                                   %
     ---------------------------------------------------------   ---------------------------------          ----------         ----
     Full legal name or trust name* [ ] Primary [ ] Contingent   Relationship to Contract Owner             SSN/TIN

                                                                                                                                   %
     ---------------------------------------------------------   ---------------------------------          ----------         ----
     Full legal name or trust name* [ ] Primary [ ] Contingent   Relationship to Contract Owner             SSN/TIN

                                                                                                                                   %
     ---------------------------------------------------------   ---------------------------------          ----------         ----
     Full legal name or trust name* [ ] Primary [ ] Contingent   Relationship to Contract Owner             SSN/TIN


     --------------------------------------------------------
     Executor/Trustee name*                                      Date of trust* [ ][ ] [ ][ ] [ ][ ]   Is trust revocable?*
                                                                                 Month   Day   Year    [ ] Yes [ ] No

                                                                 *This information is required for trusts.

   To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953).
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4    Type of American Legacy Contract
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     Nonqualified: [ ] Initial contribution OR [ ] 1035 exchange
     Tax-qualified (must complete plan type): [ ] Initial contribution, tax year      OR [ ] Transfer        OR [ ] Rollover
                                                                                 ----        (to same market)       (to different
                                                                                                                     market)

Plan type (check one): [ ] Roth IRA [ ] Traditional IRA
                       [ ] Non-ERISA 403(b)+ (transfers only) +Indicate plan year-end: [ ][ ] [ ][ ]
                                                                                        Month   Day
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Form 30070-APP ALSAFB 0501           Page 1                           ALSAFB-APP

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5a   Allocation (This section must be completed.)                   5b   Dollar Cost Averaging (Complete only if electing DCA.)
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     Initial minimum: $10,000                                       $1,500 minimum required in the holding account

                                                                    ----------------------------------------------------------------

     Future contributions will follow the allocation below. If      Total amount to DCA:     $
     DCA option is selected, the entire amount of each future                                  ------------------
     contribution will follow the allocation in Section 5b.                  OR

                                                                    MONTHLY amount to DCA:   $
                                                                                               ------------------

                                                                    ----------------------------------------------------------------
     If no allocations are specified in Section 5a or 5b, the
     entire amount will be allocated to the Cash Management Fund,   OVER THE FOLLOWING PERIOD:
     pending instructions from the Contract Owner.                                             ------------------
                                                                                                  MONTHS (6-12)

     ------------------------------------------------------------   ----------------------------------------------------------------

     Please allocate my contribution of:                            FROM THE FOLLOWING HOLDING ACCOUNT (check one):

     $                       OR $                                   [ ] DCA Fixed Account
       ---------------------      ---------------------             [ ] Cash Management Fund/1/
       Initial contribution       Approximate amount                [ ] U.S. Govt./AAA-Rated Securities Fund/1/
                                  from previous carrier
     ------------------------------------------------------------   ----------------------------------------------------------------
     INTO THE FUND(S) BELOW                                         INTO THE FUND(S) BELOW
     ------------------------------------------------------------   ----------------------------------------------------------------

     Use whole percentages                                          Use whole percentages
                                                                                                        /1/ The DCA holding account
                                                                                                            and the DCA fund elected
                % Global Discovery Fund                                        % Global Discovery Fund      cannot be the same.
     -----------                                                    -----------
                % Global Growth Fund                                           % Global Growth Fund
     -----------                                                    -----------
                % Global Small Capitalization Fund                             % Global Small Capitalization Fund
     -----------                                                    -----------
                % Growth Fund                                                  % Growth Fund
     -----------                                                    -----------
                % International Fund                                           % International Fund
     -----------                                                    -----------
                % New World Fund                                               % New World Fund
     -----------                                                    -----------
                % Blue Chip Income and Growth Fund                             % Blue Chip Income and Growth Fund
     -----------                                                    -----------
                % Growth-Income Fund                                           % Growth-Income Fund
     -----------                                                    -----------
                % Asset Allocation Fund                                        % Asset Allocation Fund
     -----------                                                    -----------
                % Bond Fund                                                    % Bond Fund
     -----------                                                    -----------
                % High-Income Bond Fund                                        % High-Income Bond Fund
     -----------                                                    -----------
                % U.S. Govt./AAA-Rated Securities Fund                         % U.S. Govt./AAA-Rated Securities Fund/1/
     -----------                                                    -----------
                % Cash Management Fund                                         % Cash Management Fund/1/
     -----------                                                    -----------
                % DCA Fixed Account (must complete 5b)                         % Total (must = 100%)
     -----------                                                    ===========
                % Total (must = 100%)
     ===========                                                    ----------------------------------------------------------------

     ------------------------------------------------------------   Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.

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5c   Cross-Reinvestment or Portfolio Rebalancing
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     To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form
     (28887).

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6    Benefit Options
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     Death Benefits
     Select one: (If no benefit is specified, the default death benefit will be the Guarantee of Principal Death Benefit.)
     [ ] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
     [ ] I/We hereby elect the Guarantee of Principal Death Benefit/4/.
     [ ] I/We hereby elect the Estate Enhancement Benefit/2/ rider which includes the Enhanced Guaranteed Minimum Death Benefit.

     Living Benefits
     [ ] I/We hereby elect the Lincoln SmartSecurity(SM) Advantage - 5-year Elective Step-up/3/.
     [ ] I/We hereby elect the Lincoln SmartSecurity(SM) Advantage - 1-year Automatic Step-up/3/.

     /2/  The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.
     /3/  The Lincoln SmartSecurity(SM) Advantage option is not available with the i4LIFE(R) Advantage. If the contract is tax-qualified, maximum age is 80.
     /4/  TheGuarantee of Principal Benefit option is the only benefit available for 403(b), 457, 401(k), SEP, SARSEP, and Pensions.
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7    Automatic Withdrawals $10,000 minimum account balance is required.
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     Note: If electing Lincoln SmartSecurity(SM) Advantage 5-year Elective Step-up, the maximum withdrawal amount for the program is
           7% without the potential for a greater reduction in the Guaranteed Amount and if electing Lincoln SmartSecurity(SM)
           Advantage 1-year Automatic Step-up, the maximum withdrawal amount for the program is 5% without the potential for a greater reduction in the Guaranteed Amount. Withdrawal minimums: $50 per distribution/$300 annually.

     ----------------------------------------------------------------------------------------------------------------

     [ ] Please provide me with automatic withdrawals totaling        % of total contract value or $
                                                               -------                               ----------------
         (Withdrawal minimums: $50 per distribution/$300 annually), payable as follows:

     [ ] Monthly [ ] Quarterly [ ] Semi-annually [ ] Annually  Begin withdrawals in [ ][ ] [ ][ ][ ][ ]
                                                                                    Month     Year
     ----------------------------------------------------------------------------------------------------------------

     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required, depending on state of residency.

     ELECT ONE: [ ] Do withhold taxes   Amount to be withheld        % (must be at least 10%)   [ ] Do not withhold taxes
                                                              ------

     PAYMENT   Direct deposit      [ ] Checking (attach a voided check)   OR   [ ] Savings (attach a deposit slip)
     METHOD:
               I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln
               Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the
               National Automated Clearing House Association (NACHA).


               ---------------------------------------------------------------------------------------------------------------------
               Bank name                                                                              Bank telephone number

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8    Automatic Bank Draft
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     ----------------------------------------------------------------  -------------------------------------------------------------
     Print account holder name(s) EXACTLY as shown on bank records

     -------------------------------------------------------------------------------------------------------------------------------
     Bank name                                                                           Bank telephone number

     $
      -------------------------------------------
      Monthly amount                                Automatic bank draft start date: [ ][ ]   [ ][ ]    [ ]
                                                                                      Month  Day (1-28) Year

     [ ] Checking (attach a voided check) OR [ ] Savings (attach a deposit slip)

     I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln
     Life and the financial institution a reasonable opportunity to act on it.

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9    Telephone/Internet Authorization (Check box if this option is desired.)
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     [ ] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life; American Funds Distributors, Inc., their affiliates and any mutual fund managed by such affiliates; and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

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10   Replacement
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     Does the applicant have any existing life policies or annuity contracts?   [ ] Yes [ ] No

     Will the proposed contract replace any existing annuity or life insurance? [ ] Yes [ ] No
     (Attach a state replacement form if required by the state in which the application is signed.)

     -------------------------------------------------------------------------------------------------------------------------------
     Company name

     ------------------------------------------------------------------------------------------------ ------------------------------
     Plan name                                                                                        Year issued

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     Fraud Warning
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     Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.
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11   Signatures
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     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy Shareholder's Advantage Fee Based and
     American Funds Insurance Series(R) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     --------------------------------------------------------------------------------------
     Signed at city                         State                                           Date [ ][ ] [ ][ ] [ ][ ]
                                                                                                  Month   Day   Year

     -------------------------------------- -----------------------------------------------
     Signature of Contract Owner            Joint Contract Owner (if applicable)

     --------------------------------------------------------------------------------------
     Signed at city                         State                                           Date [ ][ ] [ ][ ] [ ][ ]
                                                                                                  Month   Day   Year

     --------------------------------------------------------------------------------------
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

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     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.
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12   Insurance in Force   Will the proposed contract replace any existing annuity or life insurance contract?
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     ELECT ONE: [ ] No [ ] Yes  If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
     Annuitant(s):
     (Attach a state replacement form if required by the state in which the application is signed.)

                                                                                                                      $
     ----------------------------------------------------------------------------------------------------------------  -----------
     Company name                                                                                     Year issued       Amount

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13   Additional Remarks
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14   American Funds/American Legacy Total Account Value   (For rights of accumulation purposes.)
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     My client owns a total of $                in the American Funds mutual funds and/or American Legacy variable annuity products.
                                ---------------
     NOTE: Please include the deposit amount for the purchase of this contract.

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15   Dealer Information   Licensing appointment with Lincoln Life is required for this application to be processed.
                          If more than one representative, please indicate names and percentages in Section 13.
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     ---------------------------------------------------------------------------------- [ ][ ][ ]/[ ][ ][ ]-[ ][ ][ ][ ]
     Registered representative's name (print as it appears on NASD licensing)           Registered representative's telephone number

     ---------------------------------------------------------------------------------- [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
     Client account number at dealer (if applicable)                                    Registered representative's SSN

     -------------------------------------------------------------------------------------------------------------------------------
     Dealer's name

     -------------------------------------------------------------------------------------------------------------------------------
     Branch address                             City                             State                               ZIP

     [ ] CHECK IF BROKER CHANGE OF ADDRESS      Rep code at firm
                                                                 -------------------------------------------------------------------

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16   Representative's Signature
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     The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     -------------------------------------------------------------------------------------------------------------------------------
     Signature

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                                           Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

                                                                                   By Express Mail:
     AMERICAN LEGACY(SM)                   Lincoln Life                            Lincoln Life
                                           P.O. Box 2348                           Attention:American Legacy Operations
                                           Fort Wayne, IN 46801-2348               1300 South Clinton Street
                                                                                   Fort Wayne, IN 46802

                                           If you have any questions regarding this application, call Lincoln Life at 800/443-8137.
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